Significant Risks (Details Narrative)	6 Months Ended
	Mar. 31, 2026 USD ($)	Sep. 30, 2025 USD ($)	Oct. 01, 2024 USD ($)	Oct. 01, 2024 MOP (MOP$)	Sep. 30, 2024 USD ($)	Sep. 30, 2024 MOP (MOP$)
Foreign currency exchange risk description	The Company consider the foreign exchange risk in relation to transactions denominated in MOP with respect to US$ is not significant as MOP is pegged to HK$ at a fixed rate of 1.03 and HK$ is pegged to US$ in a band between 7.75 and 7.85.
Cash deposited into bank	$ 159,238	$ 1,042,230
Allowance for expected credit loss	6,022	$ 7,059
Maximum [Member]
Cash deposited into bank			$ 99,112	MOP$ 800,000	$ 61,945	MOP$ 500,000
China, Yuan Renminbi
Revenues	1,041,689
Increase decrease in revenues due to currency risk	10,417
Increase decrease in revenues due to currency risk	$ 10,417